Summary Prospectus

Alpine Dynamic Innovators Fund
Trading Symbol: ADINX
March 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.alpinefunds.com/literature. You may also obtain this information at no cost by calling 1-888-785-5578 or by sending an e-mail request to questions@alpinefunds.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2011, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 30, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Alpine Dynamic Innovators Fund (the “Innovators Fund”) seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.61%
Interest Expense	0.09%
Total Other Expenses	0.70%
Total Annual Fund Operating Expenses	1.70%
Less: Fee Waiver / Expense Reimbursement (1)	(0.26)%
Total Annual Fund Operating Expenses after Fee Waiver / Expense Reimbursement	1.44%

(1) The Adviser has agreed contractually to waive its fees and to absorb expenses of the Fund to the extent necessary to ensure that ordinary operating expenses (excluding interest, brokerage commissions and extraordinary expenses) do not exceed annually 1.35% of the Fund’s average net assets. Subject to annual approval by the Board of Trustees, this arrangement will remain in effect unless and until the Board of Trustees of Alpine Series Trust (the “Board of Trustees”) approves its modification or termination.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$147	$511	$899	$1,988

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund

Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies
To achieve its objective, under normal circumstances the Innovators Fund primarily invests its net assets in the equity securities of U.S. and foreign companies that the Adviser believes have a competitive advantage and offer superior growth potential due to the innovative nature of each company’s products, technology or business model. Such equity securities will primarily include common stocks listed on public exchanges, but may include securities acquired through direct investments or private placements. The Innovators Fund’s investments may also include other types of equity or equity-related securities, including convertible preferred stock or debt, rights and warrants. The Innovators Fund may invest up to 20% of the value its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

The Innovators Fund does not have a policy to concentrate its investments in securities of issuers in any particular industry, but rather the Adviser seeks to identify entrepreneurial businesses that are well positioned to benefit from opportunities in the global economy. Factors that the Adviser considers include, but are not limited to, demonstrated technological leadership, new disruptive technologies, introduction of new and better products, innovative business models, potential for merger or acquisition and potential to benefit from deregulation or consolidation events. The Adviser considers “disruptive technologies” to be of a kind to alter a company’s methods of production, or to modify existing processes, and which serve to create new techniques for delivering value to customers.

The Adviser seeks to identify investment opportunities in securities of entrepreneurial businesses that it believes are undervalued. The Fund may invest in innovative companies with any market capitalization, however, innovative stocks tend to be companies with smaller market capitalizations. The Adviser expects that the Fund’s investment strategy may result in a portfolio turnover rate in excess of 150% on an annual basis.

Principal Investment Risks
An investment in the Innovators Fund, like any investment, is subject to certain risks. The value of the Innovators Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Innovators Fund’s shares to increase or decrease. You could lose money by investing in the Innovators Fund. By itself, the Innovators Fund does not constitute a balanced investment program.

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Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

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Foreign Securities Risk — Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

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Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

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Micro Capitalization Company Risk — Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

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Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Innovative companies may lack profitability which in turn may result in the lack of innovative support.

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Undervalued Stock Risk — Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the Fund will not concentrate its investments in any one industry or industry groups, it may weigh its investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries.

Performance
The bar chart below shows how the Innovators Fund has performed and provides some indication of the risks of investing in the Innovators Fund by showing how its performance has varied from year to year. The table below it compares the performance of the Innovators Fund to the Innovators Fund’s benchmark index. The chart and table assume reinvestment of dividends and distributions. The Fund’s past performance benefitted significantly from initial public offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO and secondary offerings in the future. Of course, past performance (before and after taxes) does not indicate how the Innovators Fund will perform in the future. Updated performance is available on the Fund’s website at www.alpinefunds.com.

Alpine Dynamic Innovators Fund
Calendar Year Total Returns as of 12/31 of Each Year

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:

Best Quarter		Worst Quarter
28.46%	6/30/09	(40.82)%	12/31/08

Average Annual Total Returns
(For the periods ending December 31, 2010)

Alpine Dynamic Innovators Fund	1 Year	Since Inception 7/11/06

Return Before Taxes	16.01%	2.46%
Return After Taxes on Distributions	16.01%	2.05%
Return After Taxes on Distributions and Sale of Fund Shares	10.41%	1.89%

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	29.09%	5.29%
Lipper Small-Cap Growth Funds Average (reflects no deduction for fees, expenses or taxes)	18.62%	4.82%

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

After-tax returns are calculated using the historical highest individual U.S. Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Management
Investment Adviser
Alpine Woods Capital Investors, LLC serves as the Fund’s investment adviser.

Portfolio Managers
Mr. Samuel A. Lieber, Chief Executive Officer of the Adviser since 1997, and Mr. Stephen A. Lieber, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have each managed the Fund since its inception.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000. There is no minimum for subsequent investments if payment is mailed by check; otherwise, the minimum is $100.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your adviser or visit your financial intermediary’s website for more information.